Exhibit 99.1

BROCADE CONTACTS
Public Relations John Noh Tel: 408-333-5108 jnoh@brocade.com	Investor Relations Robert Eggers Tel: 408-333-8797 reggers@brocade.com

Brocade Reports Q1 FY2011 Results

Strong performance in Storage Area Networking and International Ethernet Business

SAN JOSE, Calif., Feb. 17, 2011 — Brocade® (NASDAQ: BRCD) today reported financial results for its first fiscal quarter ended January 29, 2011. Brocade recorded quarterly revenues of $546 million, representing an increase of 1.2% year-over-year and resulting in diluted earnings per share (EPS) of $0.06 on a GAAP basis and $0.12 on a non-GAAP basis.

In the quarter, Brocade saw product revenue growth of nearly 5% sequentially in its storage networking business driven by strong Director product revenues and record Server product revenues. Brocade also saw its international Ethernet product revenue grow 30% sequentially led by its EMEA and Asia Pacific geographies, which helped offset the expected softness in Federal spending. Brocade exceeded its expectations for EPS and operating margin in the quarter.

“We are pleased with the results of Q1 and our ability to execute to our FY2011 Playbook,” said Michael Klayko, CEO of Brocade. “The industry’s first Ethernet fabric solutions that we began delivering in Q1 have been very well received by customers and the industry. These solutions will help enable our customers to rapidly migrate to virtualized data centers and serve as the building blocks for their cloud-based foundational architecture.”

In addition to this press release, Brocade management has posted prepared comments and slides on its Fiscal Q1 results and Fiscal Q2 outlook at www.brcd.com. Brocade will host a live webcast conference call to answer questions from investors and analysts today at 2:30 p.m. Pacific time. Questions may also be submitted in advance to ir@brocade.com.

Other Q1 product, customer and partner announcements are available at http://newsroom.brocade.com/.

Financial Highlights and Additional Financial Information

	Q1 2011	Q4 2010	Q1 2010
Revenue	$546M	$550M	$539M
GAAP net income	$27M	$23M	$51M
Non-GAAP net income	$61M	$66M	$94M
GAAP EPS – diluted	$0.06	$0.05	$0.11
Non-GAAP EPS – diluted	$0.12	$0.14	$0.19
Non-GAAP gross margin (1)	62.0%	62.3%	64.9%
Non-GAAP operating margin	17.1%	20.4%	26.0%
Adjusted EBITDA (2)	$114M	$128M	$155M
Cash provided by operations	$118M	$106M	$69M

•	Q1 effective GAAP tax rate was (26.6)%; non-GAAP effective tax rate was 15.9%.

•	Q1 total Storage Area Networking (SAN) port shipments were approximately 1.2 million.

Please see important note of explanation on Non-GAAP measures below, including a detailed reconciliation between GAAP and Non-GAAP information in the tables included herein.

Brocade

130 Holger Way, San Jose, CA. 95134

T. 408.333.8000 F. 408.333.8101

www.brocade.com

	Q1 2011	Q4 2010	Q1 2010
As a % of total revenues
OEM revenues	66%	61%	71%
Channel/Direct revenues	34%	39%	29%
10% or greater customer revenues	47%	44%	54%
Domestic revenues	59%	65%	63%
International revenues	41%	35%	37%
Data Storage Revenues	61%	57%	65%
Ethernet Products Revenues	23%	26%	18%
Global Services Revenue	16%	17%	17%
Ethernet Business Revenues (3)	28%	31%	23%
As a % of Ethernet Business Revenues (3):
Enterprise, including Federal	74%	75%	80%
Federal only	13%	23%	13%
Service Provider	26%	25%	20%

	Q1 2011	Q4 2010	Q1 2010
Cash, cash equivalents and investments	$416M	$336M	$501M
Deferred revenues	$265M	$251M	$236M
Capital expenditures	$23M	$46M	$47M
Total debt, net of discount	$892M	$930M	$1,176M
Days sales outstanding	46 days	54 days	47 days
Employees at end of period	4,721	4,651	4,114

1)	Q1 2010 is as adjusted due to the reclassification of system engineer costs from cost of revenues to sales and marketing expenses.
2)	Adjusted EBITDA is as defined in the Term Debt Credit Agreement.
3)	Ethernet Business revenues include product and support revenues.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures. In evaluating Brocade’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP.

Management believes that non-GAAP financial measures used in this press release allow management to gain a better understanding of Brocade’s comparative operating performance both from period to period, and to its competitors’ operating results. Management also believes these non-GAAP financial measures help indicate Brocade’s baseline performance before gains, losses or charges that are considered by management to be outside ongoing operating results. Accordingly, management uses these non-GAAP financial measures for planning and forecasting of future periods and in making decisions regarding operations performance and the allocation of resources. Management believes these non-GAAP financial measures, when read in conjunction with Brocade’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of Brocade’s ongoing operating results;

•	the ability to make more meaningful comparisons of Brocade’s operating performance against industry and competitor companies;

•	the ability to better identify trends in Brocade’s underlying business and to perform related trend analysis;

•	a better understanding of how management plans and measures Brocade’s underlying business; and

•	an easier way to compare Brocade’s most recent results of operations against investor and analyst financial models.

Management excludes certain gains or losses and benefits or costs in determining non-GAAP net income that are the result of infrequent events or arise outside the ordinary course of Brocade’s continuing operations. Management believes that it is appropriate to evaluate Brocade’s operating performance by excluding those items that are not indicative of ongoing operating results or limit comparability. Such items include: (i) legal fees associated with certain pre-acquisition litigation, (ii) legal fees associated with indemnification obligations and other related costs, net, (iii) acquisition and integration costs, (iv) loss on sale of property, and (v) interest expense related to adoption of new standard relating to convertible debt instruments.

Management also excludes the following non-cash charges in determining non-GAAP net income (i) stock-based compensation expense and (ii) amortization of purchased intangible assets. Because of varying available valuation methodologies, subjective assumptions and the variety of award types, management believes that the exclusion of stock-based compensation allows for more accurate comparisons of our operating results to our peer companies. Management believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for Brocade’s newly acquired and long-held businesses.

Finally, management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.

Limitations These non-GAAP financial measures have limitations, however, because they do not include all items of income and expense that impact the Company. Management compensates for these limitations by also considering Brocade’s GAAP results. The non-GAAP financial measures that Brocade uses are not prepared in accordance with, and should not be considered an alternative to measurements required by GAAP, such as operating income, net income and net income per share, and should not be considered measurements of Brocade’s liquidity. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP financial measures may not be comparable to similar measurements reported by other companies.

Cautionary Statement

This press release contains statements that are forward-looking in nature, including statements regarding Brocade’s FY2011 Playbook and customer adoption of Brocade’s Ethernet fabric products and technologies.

These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties which may cause actual results to differ significantly from such estimates. The risks include, but are not limited to, Brocade’s ability to capitalize on new Brocade sales and marketing initiatives, including expanded go-to-market activities in our Ethernet business, changes in IT spending levels in one or more of our target markets and geographical regions, Brocade’s ability to continue to successfully innovate new products and services on a timely basis and achieve widespread market acceptance, and the effect of increasing market competition and changes in the industry. Certain of these and other risks are set forth in more detail in “Item 1A. Risk Factors” in Brocade’s Annual Report on Form 10-K for the fiscal year ended October 30, 2010. Brocade does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise.

About Brocade

Brocade® (Nasdaq: BRCD) networking solutions help the world’s leading organizations transition smoothly to a world where applications and information reside anywhere. (www.brocade.com)

# # #

Brocade, the B-wing symbol, BigIron, DCFM, DCX, Fabric OS, FastIron, IronView, NetIron, SAN Health, ServerIron, TurboIron, and Wingspan are registered trademarks, and Brocade Assurance, Brocade NET Health, Brocade One, Extraordinary Networks, MyBrocade, VCS, and VDX are trademarks of Brocade Communications Systems, Inc., in the United States and/or in other countries. Other brands, products, or service names mentioned are or may be trademarks or service marks of their respective owners.

© 2011 Brocade Communications Systems, Inc. All Rights Reserved.

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	Jan 29, 2011	Jan 30, 2010
Net revenues
Product	$457,290	$449,086
Service	88,727	90,406

Total net revenues	546,017	539,492
Cost of revenues (1)
Product (1)	177,616	165,776
Service (1)	47,257	44,578

Total cost of revenues	224,873	210,354

Gross margin	321,144	329,138
Operating expenses:
Research and development	91,408	90,081
Sales and marketing (1)	152,667	122,061
General and administrative	18,090	16,239
Legal fees associated with indemnification obligations and other related costs, net	124	301
Amortization of intangible assets	16,190	17,052
Acquisition and integration costs	—	204

Total operating expenses	278,479	245,938

Income from operations	42,665	83,200
Interest and other income (loss), net	349	72
Interest expense	(21,546)	(22,073)
Loss on sale of investments and property, net	(6)	(8,828)

Income before income tax provision (benefit)	21,462	52,371
Income tax provision (benefit)	(5,717)	1,276

Net income	$27,179	$51,095

Net income per share – basic	$0.06	$0.12

Net income per share – diluted	$0.06	$0.11

Shares used in per share calculation – basic	465,108	439,080

Shares used in per share calculation – diluted	491,166	484,262

(1)	Q1 2010 is as adjusted due to the reclassification of system engineer costs from cost of revenues to sales and marketing expenses.

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	Jan 29, 2011	Oct 30, 2010
Assets
Current assets:
Cash and cash equivalents	$414,183	$333,984
Short-term investments	2,020	1,998

Total cash, cash equivalents and short-term investments	416,203	335,982
Accounts receivable, net	277,478	329,564
Inventories	85,818	76,808
Deferred tax assets	67,137	67,080
Prepaid expenses and other current assets	64,829	65,017

Total current assets	911,465	874,451
Property and equipment, net	540,438	539,117
Goodwill	1,642,768	1,644,950
Intangible assets, net	313,343	344,000
Non-current deferred tax assets	216,299	203,454
Other assets	47,759	48,203

Total assets	$3,672,072	$3,654,175

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$134,615	$147,130
Accrued employee compensation	86,570	91,688
Deferred revenue	199,310	185,623
Current liabilities associated with facilities lease losses	5,218	5,992
Current portion of capital lease obligations	1,761	1,761
Current portion of term loan	34,323	28,779
Other accrued liabilities	101,166	108,310

Total current liabilities	562,963	569,283
Non-current capital lease obligations, net of current portion	6,351	6,782
Term loan, net of current portion	254,417	297,118
Senior Secured Notes	595,478	595,373
Non-current liabilities associated with facilities lease losses	3,059	3,984
Non-current deferred revenue	66,173	65,242
Non-current income tax liability	63,132	61,421
Other non-current liabilities	8,912	8,671

Total liabilities	1,560,485	1,607,874

Stockholders’ equity:
Common stock	469	461
Additional paid-in capital	2,088,640	2,047,563
Accumulated other comprehensive loss	(5,805)	(2,827)
Retained earnings	28,283	1,104

Total stockholders’ equity	2,111,587	2,046,301

Total liabilities and stockholders’ equity	$3,672,072	$3,654,175

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Three Months Ended Jan 29, 2011 and Jan 30, 2010

(in thousands)

(unaudited)

	Three Months Ended
	Jan 29, 2011	Jan 30, 2010
Cash flows from operating activities:
Net income	$27,179	$51,095
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	52,522	51,012
Loss on disposal of property and equipment	176	8,813
Amortization of debt issuance costs and original issue discount	4,729	6,663
Net (gains) losses on investments	(16)	168
Provision for doubtful accounts receivable and sales allowances	2,428	3,043
Non-cash compensation expense	19,906	21,523
Capitalization of interest cost	—	(3,315)
Changes in assets and liabilities:
Restricted Cash	—	2
Accounts receivable	49,812	18,104
Inventories	(10,319)	(601)
Prepaid expenses and other assets	(3,018)	4,982
Deferred tax assets	(6)	—
Accounts payable	(18,582)	(39,735)
Accrued employee compensation	(9,416)	(67,155)
Deferred revenue	14,617	935
Other accrued liabilities	(10,076)	16,036
Liabilities associated with facilities lease losses	(1,700)	(2,463)

Net cash provided by operating activities	118,236	69,107

Cash flows from investing activities:
Purchases of short-term investments	(25)	(24)
Proceeds from maturities and sale of short-term investments	19	1
Proceeds from sale of property	—	30,185
Purchases of property and equipment	(23,395)	(47,317)

Net cash used in investing activities	(23,401)	(17,155)

Cash flows from financing activities:
Payment of principal related to the term loan	(39,748)	(506,545)
Payment of principal related to capital leases	(431)	—
Proceeds from Senior Secured Notes	—	587,968
Proceeds from issuance of common stock, net	25,477	30,031

Net cash provided by (used in) financing activities	(14,702)	111,454

Effect of exchange rate fluctuations on cash and cash equivalents	66	(1,016)

Net increase in cash and cash equivalents	80,199	162,390
Cash and cash equivalents, beginning of period	333,984	334,193

Cash and cash equivalents, end of period	$414,183	$496,583

BROCADE COMMUNICATIONS SYSTEMS, INC.

RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	Jan 29, 2011	Jan 30, 2010
Net income on a GAAP basis
Adjustments:	$27,179	$51,095
Stock-based compensation expense included in cost of revenues	2,860	2,913
Amortization of intangible assets expense included in cost of revenues	14,466	17,850
Legal fees associated with certain pre-acquisition litigation	77	299

Total gross margin adjustments	17,403	21,062

Legal fees associated with indemnification obligations and other related costs, net	124	301
Stock-based compensation expense included in research and development	4,283	6,183
Stock-based compensation expense included in sales and marketing	8,792	9,700
Stock-based compensation expense included in general and administrative	3,971	2,727
Amortization of intangible assets expense included in operating expenses	16,190	17,052
Acquisition and integration costs	—	204

Total operating expense adjustments	33,360	36,167

Total operating income adjustments	50,763	57,229
Loss on sale of property	—	8,783
Interest expense related to adoption of new standards relating to convertible debt instruments	—	2,142
Income tax effect of adjustments	(17,208)	(25,239)

Non-GAAP net income	$60,734	$94,010

Non-GAAP net income per share – basic	$0.13	$0.21

Non-GAAP net income per share – diluted	$0.12	$0.19

Shares used in non-GAAP per share calculation – basic	456,108	439,080

Shares used in non-GAAP per share calculation – diluted	491,166	496,346

See explanation of non-GAAP information included herein.